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                                                                   EXHIBIT 10.27

                                LEAR CORPORATION

                               [EURO]250,000,000
                          8 1/8% Senior Notes Due 2008

                               Purchase Agreement



                                                                  March 15, 2001


SALOMON BROTHERS INTERNATIONAL LIMITED
DEUTSCHE BANK AG
As Representatives of the Initial Purchasers
c/o Salomon Brothers International Limited
Citigroup Centre
Canary Wharf
London E14 5LB

Ladies and Gentlemen:

                  Lear Corporation, a corporation organized under the laws of Delaware (the "Company"), proposes to issue and sell to the several parties named in Schedule I hereto (the "Initial Purchasers"), for whom you (the "Representatives") are acting as representatives, E250,000,000 principal amount of its 8 1/8 % Senior Notes Due 2008 (the "Notes"). The Notes will be issued pursuant to an indenture to be dated as of March 20, 2001 (the "Indenture"), by and among the Company, the Guarantors (as defined below) and The Bank of New York, as trustee (the "Trustee"). The Notes will be guaranteed on a senior basis in accordance with the applicable provisions of the Indenture (each, a "Guarantee" and collectively, the "Guarantees") by each of Lear Operations Corporation, Lear Corporation Automotive Holdings, Lear Corporation EEDS and Interiors and Lear Seating Holdings Corp. #50 (each, a "Guarantor" and collectively, the "Guarantors"). The Notes and the Guarantees are referred to herein as the "Securities" and the Company and the Guarantors are referred to herein as the "Issuers."

                  The Securities have the benefit of a registration rights agreement (the "Registration Rights Agreement") the form of which is attached hereto as Exhibit D, dated as of March 20, 2001, among the Issuers and the Initial Purchasers, pursuant to which the Issuers have agreed to register the Securities under the Act subject to the terms and conditions therein specified. To the extent there are no additional parties listed on Schedule I other than you, the term Representatives as used herein shall mean you as the Initial Purchasers, and the terms Representatives and Initial Purchasers shall mean either the singular or plural as the context
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requires. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 17 hereof.

                  The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Act in reliance upon exemptions from the registration requirements of the Act.

                  In connection with the sale of the Securities, the Issuers have prepared a preliminary offering memorandum, dated March 7, 2001 (as amended or supplemented at the Execution Time, including any and all exhibits thereto and any information incorporated by reference therein, the "Preliminary Memorandum"), and a final offering memorandum, dated March 15, 2001 (as amended or supplemented at the Execution Time, including any and all exhibits thereto and any information incorporated by reference therein, the "Final Memorandum" and, together with the Preliminary Memorandum, each a "Memorandum"). Each of the Preliminary Memorandum and the Final Memorandum sets forth certain information concerning the Issuers and the Securities. Each Issuer hereby confirms that it has authorized the use of the Preliminary Memorandum and the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchasers. Unless stated to the contrary, any references herein to the terms "amend", "amendment" or "supplement" with respect to a Memorandum shall be deemed to refer to and include any information filed under the Exchange Act subsequent to the date of such Memorandum which is incorporated by reference therein.

                  1. Representations and Warranties. Each Issuer represents and warrants to each Initial Purchaser as set forth below in this Section 1.

                  (a) The Preliminary Memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the Execution Time and on the Closing Date, the Final Memorandum did not, and will not (and any amendment or supplement thereto, at the date thereof and at the Closing Date, will not), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuers make no representation or warranty as to the information contained in or omitted from the Preliminary Memorandum or the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Issuers by or on behalf of any Initial Purchaser through the Representatives specifically for inclusion therein.

                  (b) None of the Issuers, nor any of its Affiliates, nor any person acting on its or their behalf has, directly or indirectly, made offers or sales of any security, or

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         solicited offers to buy any security, under circumstances that would require the registration of the Securities under the Act.

                  (c) None of the Issuers, nor any of its Affiliates, nor any person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation
         D) in connection with any offer or sale of the Securities in the United States, except no representation or warranty is made by the Issuers with respect to the actions of any Initial Purchaser.

                  (d) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Act.

                  (e) None of the Issuers, nor any of its Affiliates, nor any person acting on its or their behalf has engaged in any directed selling efforts with respect to the Securities, and each of them has complied with the offering restrictions requirement of Regulation S, except no representation or warranty is made by the Issuers with respect to the actions of any Initial Purchaser. Terms used in this paragraph have the meanings given to them by Regulation S.

                  (f) None of the Issuers is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum will be, an "investment company" within the meaning of the Investment Company Act, without taking account of any exemption arising out of the number of holders of the Issuers' securities.

                  (g) The Issuers are subject to and in full compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

                  (h) The Issuers have not paid or agreed to pay to any person any compensation for soliciting another to purchase any Securities (except as contemplated by this Agreement).

                  (i) The Issuers have not taken, directly or indirectly, any action designed to cause or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of the Issuers to facilitate the sale or resale of the Securities.

                  (j) The information provided by the Issuers pursuant to
         Section 5(h) hereof will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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                  (k) Each of the Company and its subsidiaries has been duly organized and is validly existing and in good standing under the laws of the jurisdiction in which it is chartered or organized with full power and authority (corporate or otherwise) to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Memorandum, and is duly qualified to do business as a foreign corporation (or other entity) and is in good standing under the laws of each jurisdiction which requires such qualification, except, in each case, to the extent that the failure to be duly organized, validly existing or in good standing or to be so qualified would not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

                  (l) All the outstanding shares of capital stock of each subsidiary of the Company that represents more than 5% of the Company's consolidated assets, revenues or earnings (each a "Material Subsidiary" and collectively, the "Material Subsidiaries") have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Memorandum, all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances (other than liens and other encumbrances that will be permitted under the terms of the Indenture).

                  (m) The statements in the Final Memorandum under the headings "Tax Consequences to Holders", "Description of the Notes" and "Exchange Offer; Registration Rights", fairly summarize the matters therein described in all material respects.

                  (n) This Agreement has been duly authorized, executed and delivered by each Issuer; the Indenture has been duly authorized by each of the Issuers, and when the Indenture is executed and delivered by each Issuer and the Securities are delivered and paid for pursuant to this Agreement on the Closing Date, assuming due authorization, execution and delivery thereof by the Trustee, the Indenture will constitute a legal, valid, binding instrument enforceable against each Issuer in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or other laws or court decisions affecting creditors' rights generally from time to time in effect and to general principles of equity); the Securities have been duly authorized, and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will have been duly executed and delivered by each Issuer and will constitute the legal, valid and binding obligations of such Issuer entitled to the benefits of the Indenture (subject to applicable bankruptcy, insolvency, moratorium or

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         other laws or court decisions affecting creditors' rights generally from time to time in effect and to general principles of equity); the Registration Rights Agreement has been duly authorized and, when executed and delivered by each Issuer and the Securities are delivered and paid for pursuant to this Agreement on the Closing Date, will constitute the legal, valid, binding and enforceable instrument of each Issuer (subject to applicable bankruptcy, reorganization, insolvency, moratorium or other laws or court decisions affecting creditors' rights generally from time to time in effect and to general principles of equity and except that rights to indemnification and contribution under such Agreement may be limited under applicable law or public policy considerations); and there are no contracts, agreements or understandings between the Company or the Guarantors and any person granting such person the right to require the Company or the Guarantors to include any securities of the Company or the Guarantors with the Securities registered pursuant to any registration statement.

                  (o) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Indenture or the Registration Rights Agreement, except such as will be obtained or made under the Act, the Exchange Act, the Trust Indenture Act and the rules of The New York Stock Exchange, such as may be required under the blue sky laws of any state or the laws of any foreign jurisdiction in connection with the purchase and distribution of the Securities by the Initial Purchasers in the manner contemplated herein and in the Final Memorandum and the Registration Rights Agreement and as may be required by the National Association of Securities Dealer, Inc.

                  (p) Neither the execution and delivery of the Indenture, this Agreement or the Registration Rights Agreement, the issue and sale of the Securities, nor the consummation of any other of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the charter or by-laws of the Company or any of its subsidiaries; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject and which is material to the Company and its subsidiaries, taken as a whole; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties.

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                  (q) The consolidated historical financial statements and
         schedules of the Company and its consolidated subsidiaries included in the Final Memorandum present fairly in all material respects the financial condition, results of operations and cash flows of the Company and its consolidated subsidiaries as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein); the selected consolidated financial data set forth under the caption "Selected Consolidated Financial Information" in the Final Memorandum fairly present, on the basis stated in the Final Memorandum, the information included therein.

                  (r) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Issuers, threatened that (i) would reasonably be expected to have a material adverse effect on the performance of this Agreement, the Indenture or the Registration Rights Agreement, or the consummation of any of the transactions contemplated hereby or thereby; or (ii) would reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

                  (s) Each of the Company and its subsidiaries holds good and marketable title to, or valid and enforceable leasehold interest in, all items of real and personal property which are material to the business of the Company and its subsidiaries taken as a whole, free and clear of any lien, claim, encumbrance, preemptive rights or any other claim of any other third party (other than liens and other encumbrances that would be permitted under the terms of the Indenture), with such exceptions as would not reasonably be expected to have Material Adverse Effect. Each of the Company and its subsidiaries enjoys peaceful and undisturbed possession under all leases and licenses of real property under which it is operating except where such failure would not reasonably be expected to have a Material Adverse Effect.

                  (t) Except such violations or defaults which would not reasonably be expected to have a Material Adverse Effect, neither the Company nor any subsidiary is in violation or default of (i) any provision of its charter or bylaws; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other

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         authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable.

                  (u) Arthur Andersen LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Final Memorandum, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

                  (v) There are no stamp or other issuance or transfer taxes or duties or other similar fees or charges required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Issuers of the Securities.

                  (w) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not reasonably be expected to have a Material Adverse Effect), whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

                  (x) No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent, and none of the Issuers are aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries' principal suppliers, contractors or customers, that would reasonably be expected to have a Material Adverse Effect whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

                  (y) The Company and each of its Material Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all material policies of insurance insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; and the Company and its subsidiaries are in compliance with the terms of such material policies and instruments in all material respects.

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                  (z) No Material Subsidiary of the Company is currently
         prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except (i) as described in or contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto), (ii) prohibitions and restrictions under applicable law and (iii) prohibitions and restrictions that would not have a material adverse effect on the ability of the Company to satisfy its obligations under the Indenture and the Notes.

                  (aa) The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities that are material to the business of the Company and its subsidiaries, taken as a whole, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

                  (bb) Other than as set forth or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto) and other than such other exceptions as would not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants.

                  (cc) Other than for such exceptions as would not reasonably be expected to have a Material Adverse Effect, each of the Company and its subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and its subsidiaries are

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         eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations; the Company and its subsidiaries have not incurred any material liability which is due but not paid to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

                  Any certificate signed by any officer of Issuer and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by such Issuer, as to matters covered thereby, to each Initial Purchaser.

                  2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price of 98.875% of the principal amount thereof, the principal amount of Notes set forth opposite such Initial Purchaser's name in Schedule I hereto.

                  3. Delivery and Payment. Delivery of and payment for the Securities shall be made at 10:00 A.M., New York City time, on March 20, 2001, or at such time on such later date (not later than March 20, 2001) as the Representatives and the Company may agree or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Initial Purchasers against payment by the several Initial Purchasers through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company. Delivery of the Securities shall be made through the facilities of Clearstream Banking S.A., Luxembourg ("Clearstream, Luxembourg") and the Euroclear System ("Euroclear") unless the Representatives shall otherwise instruct.

                  The Securities will be evidenced by one or more global securities and will be registered, in the case of a global security, in the name of Euroclear Bank S.A./N.V. as operator of Euroclear and Clearstream, Luxembourg, or its designated custodian, and in the other cases, in such names and in such denominations as the Initial Purchasers shall request prior to 12:00 p.m., New York City time, on the business day preceding the Closing Date. The certificated Securities to be delivered to the Initial Purchasers shall be made available to the Initial Purchasers in New York City for inspection and packaging not later than 9:30 a.m., New York City time, on the business day next preceding the Closing Date.

                  4. Offering by Initial Purchasers. Each Initial Purchaser, severally and not jointly, represents and warrants to and agrees with the Issuers that:

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                  (a) It is purchasing Securities pursuant to a private sale exemption from registration under the Act.

                  (b) It has not solicited offers for, offered or sold, and will not solicit offers for, offer or sell, any Securities except (i) to those it reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Act) and that, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A or (ii) in accordance with the restrictions set forth in Exhibit A hereto.

                  (c) Neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation D) in the United States.

                  5. Agreements. Each Issuer agrees with each Initial Purchaser that:

                  (a) The Issuers will furnish to each Initial Purchaser and to counsel for the Initial Purchasers, without charge, during the period referred to in paragraph (c) below, as many copies of the Final Memorandum and any amendments and supplements thereto as they may reasonably request.

                  (b) The Issuers will not amend or supplement the Final Memorandum, other than by filing documents under the Exchange Act that are incorporated by reference therein, without the prior written consent of the Representatives, which consent shall not be unreasonably withheld or delayed; provided, however, that, prior to the completion of the distribution of the Securities by the Initial Purchasers (as determined by the Initial Purchasers), the Issuers will not, unless required to do so under applicable law or stock exchange requirement, file any document under the Exchange Act that is incorporated by reference in the Final Memorandum unless, prior to such proposed filing, the Issuers have furnished the Representatives with a copy of such document for their review and the Representatives have not reasonably objected to the filing of such document in a timely manner. Prior to the completion of the distribution of the Securities, the Issuers will promptly advise the Representatives when any document filed under the Exchange Act that is incorporated by reference in the Final Memorandum shall have been filed with the Commission.

                  (c) If at any time prior to the completion of the sale of the Securities by the Initial Purchasers (as determined by the Representatives), any event occurs as a result of which the Final Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were

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
         made, not misleading, or if it should be necessary to amend or supplement the Final Memorandum to comply with applicable law, the Issuers promptly (i) will notify the Representatives of any such event;
         (ii) subject to the requirements of paragraph (b) of this Section 5, will prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) will supply any supplemented or amended Final Memorandum to the several Initial Purchasers and counsel for the Initial Purchasers without charge in such quantities as they may reasonably request.

                  (d) The Issuers will cooperate with you and your counsel to qualify the Securities for sale by the Initial Purchasers under the laws of such jurisdictions as the Initial Purchasers may designate and will maintain such qualifications in effect so long as required for the sale of the Securities by the Initial Purchasers; provided that in no event shall the Issuers be obligated to qualify or register to do business in any jurisdiction where they are not now so qualified or registered or to take any action that would subject any of them to service of process in suits, other than those arising out of the offering or sale of the Securities, or taxation in any jurisdiction where they are not now so subject. The Issuers will promptly advise the Representatives of the receipt by the Issuers of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                  (e) During the period of two years after the Closing Date, the Issuers will not, and will not permit any of their Affiliates to, resell any Securities which constitute "restricted securities" under Rule 144 of the Act that have been acquired by any of them.

                  (f) Neither the Issuers, nor any of their respective Affiliates, nor any person acting on their behalf will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the Act.

                  (g) Neither the Issuers, nor any of their respective Affiliates, nor any person acting on their behalf will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

                  (h) So long as any of the Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, the Company will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act or it is are not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such

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
         restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

                  (i) Neither the Issuers, nor any of their respective Affiliates, nor any person acting on their behalf will engage in any directed selling efforts with respect to the Securities, and each of them will comply with the offering restrictions requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

                  (j) The Issuers will cooperate with the Representatives and use their best efforts to permit the Securities to be eligible for clearance and settlement through Euroclear and Clearstream, Luxembourg.

                  (k) The Issuers will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Issuers to facilitate the sale or resale of the Securities.

                  (l) The Issuers agree to pay the costs and expenses relating to the following matters: (i) the preparation of the Indenture and the Registration Rights Agreement, the issuance of the Securities and the fees of the Trustee; (ii) the preparation, printing or reproduction of the Preliminary Memorandum and Final Memorandum and each amendment or supplement to either of them; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Preliminary Memorandum and Final Memorandum, and all amendments or supplements to either of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities to the Initial Purchasers; (v) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Initial Purchasers (which shall be approximately $5,000) relating to such registration and qualification);
         (vii) the application for the listing of the Securities on the Luxembourg Stock Exchange and the approval of the Notes for clearing through Euroclear and Clearstream, Luxembourg; (viii) the transportation and other expenses incurred by or on behalf of the Issuers' representatives in connection with presentations to prospective purchasers of the Securities (other than customary expenses paid for by the Initial Purchasers); (ix) the fees and expenses of the Issuers' accountants and the fees and expenses of counsel (including local and special counsel) for the Issuers; (x) any fees charged by rating agencies for the rating of the Securities; (xi) the costs and charges of the Trustee and any transfer agent, registrar or depositary and
         (xii) all other costs and expenses incident to the performance by the Issuers of their obligations hereunder. It is understood and agreed that the Initial Purchasers will pay all of their costs and expenses, including the fees and disbursements of their counsel, transfer taxes payable on the resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

                  6. Conditions to the Obligations of the Initial Purchasers. The obligations of the Initial Purchasers to purchase the Securities shall be subject to the representations and warranties on the part of the Issuers being true and correct in all respects to the extent qualified by materiality, and being true and correct in all material respects to the extent not qualified by materiality at the Execution Time and the Closing Date, to the accuracy of the statements of the Issuers made in any certificates pursuant to the provisions hereof, to the performance, in all material respects, by the Issuers of their obligations hereunder and to the following additional conditions:

                  (a) The Issuers shall have requested and caused Winston & Strawn, counsel for the Issuers, to furnish to the Representatives its opinion, dated the Closing Date and addressed to the Representatives substantially in the form of Exhibit B hereto.

                  (b) The Issuers shall have requested and caused Joseph F. McCarthy, General Counsel to the Company, to furnish to the Representatives, his opinion, dated the Closing Date and addressed to the Representatives substantially in the form of Exhibit C hereto.

                  (c) The Representatives shall have received from Cahill Gordon & Reindel, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Indenture, the Registration Rights Agreement, the Final Memorandum (as amended or supplemented at the Closing Date) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (d) Each Issuer shall have furnished to the Representatives a certificate of such Issuer, signed by the Chairman of the Board, the Chief Executive Officer, the

         President or any Vice President and the principal financial or accounting officer or Treasurer of such Issuer, dated the Closing Date, to the effect set forth in Section 6(h) that the signers of such certificate have reviewed the Final Memorandum, any amendment or supplement to the Final Memorandum and this Agreement and that, to their knowledge:

                           (i) the representations and warranties of such Issuer
                  in this Agreement are true and correct in all respects to the extent qualified by materiality, and shall be true and correct in all material respects to the extent not qualified by materiality, on and as of the Closing Date with the same effect as if made on the Closing Date (except to the extent they speak as of an earlier date), and such Issuer has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and

                          (ii) since the date of the most recent financial
                  statements included in the Final Memorandum (exclusive of any amendment or supplement thereto), there has been no material adverse change in the condition (financial or otherwise), or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

                  (e) At the Execution Time and at the Closing Date, the Company shall have requested and caused Arthur Andersen LLP to furnish to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants under rule 101 of the AICPA's Code of Professional Conduct, and related interpretations and rulings, stating in effect that:

                           (i) in their opinion the audited financial statements
                  and financial statement schedules included or incorporated in the Final Memorandum and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder;

                          (ii) on the basis of a reading of the latest unaudited
                  financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and audit committees of the Company and its subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 31, 2000, nothing came to their attention which caused them to believe that:

                                    (1) with respect to the period subsequent to
                           December 31, 2000, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the stockholders' equity of the Company as compared with the amounts shown on the December 31, 2000 consolidated balance sheet included or incorporated in the Final Memorandum, or for the period from January 1, 2001 to such specified date (or such earlier date, not earlier than February 24, 2001, as of which there is available financial information) there were any decreases, as compared with the corresponding period in the preceding year in net sales or in net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                           (iii) they have performed certain other specified
                  procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Final Memorandum, and certain information included or incorporated by reference into the Company's Annual Report on Form 10-K incorporated in the Final Memorandum, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                  References to the Final Memorandum in this Section 6(d) include any amendment or supplement thereto at the date of the applicable letter.

                  (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Final Memorandum (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 6; or (ii) any change, or any development involving a prospective change, in the condition (financial or otherwise), or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except in the case of clauses (i) and (ii) above as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical to market the Securities as contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

                  (g) The Securities shall be eligible for clearance and settlement through Euroclear and Clearstream, Luxembourg.

                  (h) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be cancelled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

                  The documents required to be delivered by this Section 6 will be delivered at the office of counsel for the Initial Purchasers, at 80 Pine Street, New York, NY 10005, on the Closing Date.

                  7. Reimbursement of Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Issuers to perform, in any material respect, any agreement herein or comply, in any material respect, with any provision hereof other than by reason of a default by any of the Initial Purchasers, the Issuers will reimburse the Initial Purchasers severally through Salomon Brothers International Limited on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

                  8. Indemnification and Contribution (a) The Issuers jointly and severally agree to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees and agents of each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Final Memorandum (or in any supplement or amendment thereto) or any information provided by any Issuer to any holder or prospective purchaser of Securities pursuant to Section 5(h), or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuers will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum or the Final Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchasers through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Issuers may otherwise have.

                  (b) Each Initial Purchaser severally and not jointly agrees to indemnify and hold harmless each Issuer, each of its directors, each of its officers, and each person who controls an Issuer within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Issuers to each Initial Purchaser, but only with reference to written information relating to such Initial Purchaser furnished to the Company by or on behalf of such Initial Purchaser through the Representatives specifically for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability which any Initial Purchaser may otherwise have. The Issuers acknowledge that the statements set forth in the last paragraph of the cover page regarding the delivery of the Securities, the legend on page (ii) concerning stabilization, syndicate covering transactions and penalty bids and, under the third, fifth, seventh and ninth paragraphs under the heading "Plan of Distribution", constitute the only information furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto).

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof may be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it has been prejudiced thereby; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the named defendants in, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded, based on advice of counsel, that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party such that representation by the same counsel would be inappropriate under the circumstances; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by Salomon Brothers International Limited, in the case of parties indemnified pursuant to Section 8(a) above, and the Company, in the case of parties indemnified pursuant to Section 8(b) above. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution is available hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnifying party shall not be liable under this Section 8 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to in writing by such indemnifying party, which consent shall not be unreasonably withheld.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Issuers and the Initial Purchasers agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Issuers and one or more of the Initial Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and by the Initial Purchasers on the other from the offering of the Securities; provided, however, that in no case shall any Initial Purchaser (except as may be provided in any agreement among the Initial Purchasers relating to the offering of the Securities) be responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by such Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Issuers and the Initial Purchasers shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuers on the one hand and of the Initial Purchasers on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Issuers shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by them, and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions in each case set forth on the cover of the Final Memorandum. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Issuers on the one hand or the Initial Purchasers on the other, the intent of the parties and their relative knowledge, information and opportunity to correct or prevent such untrue statement or omission. The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Initial Purchaser within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Initial Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls an Issuer within the meaning of either the Act or the Exchange Act and each officer and director of an Issuer shall have the same rights to contribution as an Issuer, subject in each case to the applicable terms and conditions of this paragraph
(d).

                  9. Default by an Initial Purchaser. If any one or more Initial Purchasers shall fail to purchase and pay for any of the Securities agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Initial Purchasers) the Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, and arrangements satisfactory to you and the Company are not made within 36 hours after such default, the remaining Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Initial Purchasers do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Initial Purchaser or the Issuers. In the event of a default by any Initial Purchaser as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives or the Company shall determine in order that the required changes in the Final Memorandum or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to the Issuers or any nondefaulting Initial Purchaser for damages occasioned by its default hereunder.

                  10. Termination. This Agreement shall be subject to termination in the discretion of the Salomon Brothers International Limited and Deutsche Bank AG, acting jointly, by notice given to the Company prior to the Closing Date if at any time after the Execution Time and prior to the Closing Date (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the London Stock Exchange or the New York Stock Exchange shall have been suspended or materially limited or minimum prices shall have been established on such Exchange; (ii) a banking moratorium shall have been declared either by U.S. Federal or New York State authorities; or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis, which in the case of clauses 10(i) through 10(iii) the effect of which on the financial markets is to make it, in the reasonable judgment of Salomon Brothers International Limited and Deutsche Bank AG, acting jointly, impracticable to proceed with the offering or delivery of the Securities as contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

                  11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Issuers or their officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers or the Issuers or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

                  12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Salomon Smith Barney General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Salomon Smith Barney at 388 Greenwich Street, New York, New York 10013 Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to Cameron Hitchcock at 21557 Telegraph Road, Southfield, Michigan 48086 (fax no.: (248) 997-1590) and confirmed to it at Joespeh F. McCarthy, attention of the Legal Department at 21557 Telegraph Road, Southfield, Michigan 48086 with copies to Winston and Strawn, 35 West Wacker Drive, Chicago, Illinois 60601 Attention:
John MacCarthy.

                  13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and, except as expressly set forth in Section 5(h) hereof, no other person will have any right or obligation hereunder.

                  14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                  15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

                  16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

                  17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Affiliate" shall have the meaning specified in Rule 501(b) of Regulation D.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York or Luxembourg, Belgium.

                  "Commission" shall mean the Securities and Exchange
Commission.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Execution Time" shall mean, the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "NASD" shall mean the National Association of Securities Dealers, Inc.

                  "Regulation D" shall mean Regulation D under the Act.

                  "Regulation S" shall mean Regulation S under the Act.

                  "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement between the Issuers and the several Initial Purchasers.

                                    Very truly yours,

                                    LEAR CORPORATION


                                    By  /s/ Cameron C. Hitchcock
                                        --------------------------------------
                                        Name: Cameron C. Hitchcock
                                        Title: Vice President and Treasurer

                                    LEAR OPERATIONS CORPORATION


                                    By  /s/ Cameron C. Hitchcock
                                        --------------------------------------
                                        Name: Cameron C. Hitchcock
                                        Title: Vice President and Treasurer

                                    LEAR CORPORATION AUTOMOTIVE HOLDINGS


                                    By  /s/ Donald J. Stebbins
                                        --------------------------------------
                                        Name: Donald J. Stebbins
                                        Title: Vice President, Chief Financial
                                               Officer and Assistant Secretary

                                    LEAR CORPORATION EEDS AND INTERIORS


                                    By  /s/ Cameron C. Hitchcock
                                        --------------------------------------
                                        Name: Cameron C. Hitchcock
                                        Title: Vice President and Treasurer

                                    LEAR SEATING HOLDINGS CORP. #50


                                    By  /s/ Cameron C. Hitchcock
                                        --------------------------------------
                                        Name: Cameron C. Hitchcock
                                        Title: Vice President and Treasurer

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

By:  SALOMON BROTHERS INTERNATIONAL LIMITED


By  /s/
    -------------------------------------
    Name:
    Title:

By:  DEUTSCHE BANK AG


By  /s/
    -------------------------------------
    Name:
    Title:

For themselves and the other several Initial Purchasers named in Schedule I to the foregoing Agreement.

                                   SCHEDULE I

                                                                                   Principal Amount of
                                                                                    Firm Securities
         Initial Purchasers                                                         to Be Purchased
         ------------------                                                         ---------------
Salomon Brothers International Limited.................................              E68,750,000.00

Deutsche Bank AG.......................................................               68,750,000.00

Lehman Brothers International (Europe) ................................               26,500,000.00
Credit Suisse First Boston (Europe) Limited............................               24,000,000.00
Merrill Lynch International............................................               20,775,000.00
Chase Securities Inc...................................................                8,775,000.00
Bank of America International Limited..................................                8,775,000.00
BNP Paribas Securities Corp. ..........................................                5,925,000.00
Mizuho International plc...............................................                5,925,000.00
Scotia Capital (USA) Inc. .............................................                5,925,000.00
TD Securities Limited..................................................                5,925,000.00

         Total.........................................................                E250,000,000

                                                                       EXHIBIT A


                       Selling Restrictions for Offers and
                         Sales Outside the United States


                  (1)(a) The Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. Each Initial Purchaser represents and agrees that, except as otherwise permitted by Section 4(b)(i) of the Agreement to which this is an exhibit, it has offered and sold the Securities, and will offer and sell the Securities, (i) as part of their distribution at any time; and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S under the Act. Accordingly, each Initial Purchaser represents and agrees that neither it, nor any of its Affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and that it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Initial Purchaser agrees that, at or prior to the confirmation of sale of Securities (other than a sale of Securities pursuant to Section 4(b)(i) of the Agreement to which this is an exhibit), it shall have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

         "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and March [ ], 2001, except in either case in accordance with Regulation S or Rule 144A under the Act. Terms used above have the meanings given to them by Regulation S."

                  (b) Each Initial Purchaser also represents and agrees that it has not entered and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its Affiliates or with the prior written consent of the Company.

                  (c) Terms used in this section have the meanings given to them by Regulation S.

                  (2) Each Initial Purchaser represents and agrees that (i) it has not offered or sold and, prior to the date six months after the date of issuance of the Securities, will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or as agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 of the United Kingdom with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities to a person who is of a kind described in Article 9(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom the document may otherwise lawfully be issued or passed on.

                  (3) Each Initial Purchaser understands and acknowledges that no action has been or will be taken in any jurisdiction by any Issuer that would permit a public offering of the Securities, or possession or distribution of either Memorandum or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required.

                  (4) Each Initial Purchaser has complied and will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes either Memorandum or any other offering or publicity material relating to the Securities.


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